UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2026

FIRST GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-37621	26-0513559
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

400 East Thomas Street
Hammond, Louisiana		70401
(Address of principal executive offices)		(Zip Code)

(985) 345-7685
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	FGBI	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Series A Fixed-Rate Non-Cumulative perpetual preferred stock)	FGBIP	The Nasdaq Stock Market LLC

Item 8.01.        Other Events.

First Guaranty Bank (the “Bank”), a wholly-owned subsidiary of First Guaranty Bancshares, Inc. (“First Guaranty”), entered into a Stipulation to the Issuance of a Consent Order with the Federal Deposit Insurance Corporation (the “FDIC”) and the Louisiana Office of Financial Institutions (the “OFI”), consenting to the issuance of a Consent Order by the FDIC and the OFI (the “Consent Order”). The Consent Order became effective on August 7, 2026 (the “Effective Date”). The Bank consented to the issuance of the Consent Order without admitting or denying any charges of unsafe or unsound banking practices or violations of law. The Consent Order primarily resulted from the September 2, 2025, joint examination of the Bank conducted by the FDIC and OFI (the “2025 Exam”). In the period between that 2025 Exam and the issuance of the Consent Order, the Bank’s board of directors (the “Board”) and management have taken a number of steps to address the issues identified in the Consent Order. A copy of the Consent Order is attached hereto as Exhibit 99.1, and the description of the contents of the Consent Order in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Consent Order, which is incorporated herein by reference.

The Consent Order requires the Bank to undertake a number of actions and comply with certain restrictions relating primarily to board oversight, capital maintenance, classified assets, credit administration, commercial real estate (CRE) concentrations and monitoring, and dividends. These provisions are summarized in more detail below:

•The Board must monitor and confirm the completion of actions taken by management to comply with the Consent Order and ensure that the Bank has sufficient policies, personnel, resources, and systems to implement and adhere to the Consent Order.

•The Bank must maintain a Tier 1 leverage capital ratio equal to or greater than 9% and a total risk-based capital ratio equal to or greater than 14%. If the Bank fails to maintain the required capital ratios, the Bank must submit a plan to the FDIC and OFI to increase Tier 1 Capital or take other measures to bring the Bank’s capital ratios to the levels required by the Consent Order.

•The Bank is restricted from extending additional credit to borrowers whose credit remains uncollected and was charged off or classified “loss” by the FDIC or OFI in the 2025 Exam, subject to certain limited exceptions.

•The Bank is restricted from extending additional credit to borrowers whose credit remains uncollected and was classified “doubtful” or “substandard” by the FDIC or OFI in the 2025 Exam, unless the Board has signed a detailed written statement giving reasons why failure to extend such credit would be detrimental to the best interests of the Bank.

•Within 120 days after the Effective Date, the Bank must, to the extent it has not previously done so, eliminate from its books, by charge-off or collection (excluding through the proceeds of any loan from the Bank), all assets or portions of assets classified “loss” and 50% of the assets classified “doubtful” by the FDIC or OFI in the 2025 Exam.

•Within 60 days after the Effective Date, the Bank must submit a written plan to the FDIC and OFI to reduce the remaining assets classified “doubtful” and “substandard” in the 2025 Exam, including specified information for each classified asset with a balance of $2 million or more.

•The Bank must maintain satisfactory loan documentation practices and identify, track, correct and report to the Board loan policy exceptions.

•The Board must maintain a satisfactory loan review program commensurate with the Bank’s credit risk profile and commercial real estate concentration.

•Within 90 days after the Effective Date, the Board must maintain and submit for approval a written plan for identifying, measuring, and monitoring the Bank’s CRE concentration.

•Within 90 days after the Effective Date, the Board must implement measures to correct the weaknesses regarding CRE stress testing identified in the 2025 Exam.

•Within 90 days after the Effective Date, the Board must implement measures to correct certain loan underwriting and credit administration weaknesses described in the 2025 Exam.

•So long as the Consent Order is in effect, the Bank may not pay any dividend to First Guaranty without the prior written consent of the FDIC and OFI.

•The Bank must furnish quarterly progress reports to the FDIC and OFI regarding compliance with the Consent Order.

The Consent Order will remain in effect until modified, terminated, suspended, or set aside by the FDIC and OFI.

Management and the Board have been working to address the issues identified in the 2025 Exam, and will continue and expand these efferots to comply with the Consent Order. As of June 30, 2026, the Bank’s Tier 1 leverage ratio was 7.09% and its total risk-based capital ratio was 16.21%. The Bank has submitted a capital plan to the FDIC and OFI. Other than the achievement of the required Tier 1 leverage ratio, the Bank currently believes that it is in full compliance with the Consent Order as of the date hereof.

Forward Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended with respect to the financial condition, liquidity, results of operations, and future performance of the business of First Guaranty Bancshares, Inc. These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond our control). Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” We caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. These forward-looking statements are subject to a number of factors and uncertainties, including, without limitation, the “Risk Factors” referenced in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, and other risks and uncertainties listed from time to time in our reports and documents filed with the Securities and Exchange Commission. We undertake No obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

Item 9.01.        Financial Statements and Exhibits.

Exhibit 99.1    Consent Order dated August 7, 2026.
Exhibit 104     Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.
(Registrant)
Date: August 7, 2026
	By:	/s/Eric J. Dosch
Eric J. Dosch
Chief Financial Officer

 INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Consent Order dated August 7, 2026.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).